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                                                                    EXHIBIT 10.4

                              WAIVER AND AMENDMENT

                                                                   June 30, 2005

        The undersigned institution, a Lender under the Amended and Restated Credit Agreement dated as of December 29, 2004, as amended and restated as of February 16, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Symbol Technologies, Inc. ("Symbol"), the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, by its signature below hereby (a) waives the provisions of
Section 6.08(b) of the Credit Agreement to the extent, and only to the extent, required to permit Symbol to (i) terminate all its outstanding Shared Appreciation Income Linked Securities exchangeable debt (the "SAILs Debt") and
(ii) make payments to the holders of such SAILs Debt in respect of cash calls resulting from such termination of a net amount not exceeding $17,000,000, in aggregate (the "Termination Payment") and (b) amends the definition of "Consolidated Interest Expense" in Section 1.01 of the Credit Agreement to the extent, and only to the extent, required to exclude the amount of the Termination Payments from the calculation thereof.

Acknowledged and Agreed

Lender: Barclay Bank PLC

By: /s/ Nicholas A. Bell
    ---------------------------------------
Name: Nicholas A. Bell
Title: Director Loan Transaction Management

Lender: Bank of Tokyo - Mitsubishi Trust Company
by: /s/ C. Giordando
    --------------------------
Name: C. Giordando
Title: VP & Team Leader

Lender:  UBS Loan Financial LLC.

By: /s/ Wilfred V. Smith
    -----------------------------------
Name: Wilfred V. Smith
Title: Director Banking Products Services, US

By: /s/ Richard L. Travrow
    --------------------------------
Name: Richard L. Travrow
Title: Director Banking Products Servicas, US

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                                                                               2

Lender: North Fork Bank

By: /s/Enrico Panno
    -----------------------
Name:
Title: Vice President

Lender:  Key Bank National Association

By: /s/Jeff Kalinowski
    --------------------------
Name: Jeff Kalinowski
Title: Senior Vice President

Lender:  Citibank N.A.

By: /s/Stuart N. Berman
    ----------------------------
Name: Stuart N. Berman
Title: Vice President

Lender:  BNP Paribas

By: /s/Richard Pace
    ----------------------
Name: Richard Pace
Title: Managing Director

By: /s/Angela B. Arnold
    ---------------------------
Name: Angela B. Arnold
Title: Vice President

Lender: JP Morgan Chase Bank, N.A

By: /s/David Gibes
    ----------------------
Name: David Gibes
Title: Sr. Vice President

Lender: Wachovia Bank, N.A.

By: /s/J. Andrew Phelps
    ----------------------------
Name: J. Andrew Phelps
Title: Vice President

Lender:  Bank Leumi USA

By: /s/ D. Scott Linfoot
    ----------------------------

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                                                                               3

Name: D. Scott Linfoot
Title: Vice President

By: /s/ Paul Tine
    -----------------------
Name: Paul Tine
Title: First Vice President